Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Elliot Maltz, certify that, to my knowledge:

1.

The Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) of Gelesis Holdings, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 31, 2022	By:	/s/ Elliot Maltz
	Name:	Elliot Maltz
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)